SUPPLEMENT DATED DECEMBER 10, 2025 TO THE SUMMARY PROSPECTUS
AND PROSPECTUS DATED FEBRUARY 1, 2025, as supplemented, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INDEX, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Gaming ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
At a meeting held on December 5, 2025, the Board of Trustees (the “Board”) of the Trust, including all of the Trustees that are not interested persons of the Trust, considered and unanimously approved Van Eck Associates Corporation’s, the investment adviser to the Fund (the “Adviser”), proposal to amend the investment management agreement between the Adviser and the Trust for the Fund (the “Management Agreement”) to convert the Fund’s management fee (the “Management Fee”) to a unitary fee structure pursuant to which the Adviser would agree to pay all of the expenses of the Fund (excluding the fee payment under the Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses), while maintaining the Management Fee based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%.
The changes to the Management Fee will become effective on February 1, 2026. Accordingly, on or around February 1, 2026, the Trust expects to file a post-effective amendment to the Trust’s registration statement that will, among other items, update all references in the Fund’s Summary Prospectus, Prospectus and then-current SAI to account for the changes to the Management Fee.
In addition, the Board considered and unanimously approved: (i) changing the Fund’s name; (ii) changing the Fund’s benchmark index from the MVIS Global Gaming Index to the MarketVector Degen Economy Index (the “Index”); (iii) changing the Fund’s investment objective; and (iv) changing the Fund’s principal investment strategy.
Accordingly, after the close of trading on the NASDAQ Stock Market LLC, on April 8, 2026, the Fund will be renamed to “VanEck Degen Economy ETF,” the Fund’s benchmark index will be the Index and the Fund’s investment objective and principal investment strategy will change in connection therewith. The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.
The Index is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies that are primarily engaged in the emerging “Degen Economy.”
To be initially eligible for the Index, (i) companies must generate at least 50% of their revenues from one or more of the following: Millennial Finance (including digital brokerage platforms, digital asset exchanges, neobanks, consumer credit scoring services, and electronic payment or BNPL providers), Gig Economy and Online Forums (including ride-hailing, food and grocery delivery, online forums, and freelance or peer-to-peer marketplaces), or Digital Sports Betting and Video Game Developers (including online gambling platforms, iGaming software, digital lottery and casino services, video game developers and/or sports data and analytics providers); and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Additionally, the Index has average trading volume criteria that are specified in the rulebook.
The Index applies market capitalization and liquidity screens to eligible companies, requiring a minimum free float of 10%, minimum market capitalization of $150 million for new components (and $75 million for current components), and minimum trading volume thresholds.
At each quarterly rebalance, the Index components are weighted using a tiered, modified float-adjusted market capitalization approach. Aggregate tier weights are equally distributed across Millennial Finance, Gig Economy & Online Forums, and Digital Sports Betting & Video Game Developers. Individual component weights are capped at 8% (4.5% for companies with less than 50% revenue exposure to eligible activities), and the aggregate weight of companies with less than 50% exposure to eligible activities may not exceed 20%.
The Index is currently reconstituted and rebalanced quarterly. MarketVector Indexes™ GmbH may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.
In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.
Prior to April 8, 2026, the Trust expects to file a post-effective amendment to the Trust’s registration statement that will, among other items, update all references in the Fund’s Summary Prospectus, Prospectus and then-current SAI to account for the approved changes to the Fund’s name, benchmark index, investment objective and principal investment strategy.

Please retain this supplement for future reference.